UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  April 14, 2010

UNIVERSAL FOREST PRODUCTS, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan

	00-22684	38-1465835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 East Beltline, N.E. Grand Rapids, Michigan		49525
(Address of principal executive office)		(Zip Code)

Registrant's telephone number, including area code: (616) 364-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5.        Corporate Governance and Management

             Item 5.07.       Submission of Matters to a Vote of Security Holders

On April 14, 2010, the Company held its 2010 Annual Meeting of Shareholders.  The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies; the proposals are described in detail in the Company’s Proxy Statement dated March 3, 2010.  The voting results are as follows:

Proposal 1 – Election of Directors

            The following individuals were elected to serve as directors of the Company to hold office until the 2013 Annual meeting of Shareholders, under the terms of the Company's Bylaws:

Nominee	For	Withheld	Non-Votes
William G. Currie	16,217,379	254,409	1,230,258
John M. Engler	16,298,182	173,606	1,230,258
Michael B. Glenn	16,235,136	236,652	1,230,258
Bruce A. Merino	16,285,953	185,835	1,230,258

Proposal 2 – Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting firm for fiscal 2010.

            The shareholders ratified the appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for fiscal 2010.

For	Against	Abstain
17,017,772	679,540	4,734

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 14, 2010	UNIVERSAL FOREST PRODUCTS, INC.
(Registrant)

	By:	/s/ Michael R. Cole
Michael R. Cole
Principal Financial Officer and Treasurer